EXHIBIT 99.2

Program: Washington Mutual Mortgage Securities Corp., aggregator of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards)

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2007		2006		2005		2004		2003		2002
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	18,810		79,687		47,676		21,309		15,870		13,215
Aggregate Principal Balance	$5,637,047,937.41		$23,238,362,814.74		$10,800,379,893.51		$4,683,672,539.14		$4,444,809,569.62		$2,876,598,305.59
Approximate Weighted Average Mortgage Interest Rate	6.98%		6.54%		6.20%		6.02%		5.79%		7.12%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	277	2.08%	5,094	9.88%	307	1.41%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	65	0.33%	568	0.80%	17	0.11%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	16	0.07%	248	0.29%	2	0.00%	82	0.47%	25	0.17%	0	0.00%
4.001 - 5.000%	5	0.03%	49	0.06%	144	0.32%	2,562	19.94%	1,577	12.17%	28	0.34%
5.001 - 6.000%	1,393	6.84%	2,680	3.01%	18,430	41.69%	6,177	33.57%	8,417	60.90%	886	10.52%
6.001 - 7.000%	9,964	52.20%	35,981	41.44%	22,272	48.76%	8,479	33.95%	3,990	21.68%	4,063	36.69%
7.001 - 8.000%	3,495	18.26%	27,501	33.60%	4,267	5.63%	2,436	7.79%	1,046	3.20%	6,256	40.53%
8.001 - 9.000%	3,058	19.12%	6,774	9.61%	1,931	1.81%	1,186	3.40%	788	1.81%	1,814	10.50%
9.001% or Greater	537	1.07%	792	1.32%	306	0.26%	387	0.87%	27	0.07%	168	1.42%

Approximate Weighted Average Original Term (in months)	363.3		362.63		348.88		344.95		349.91		339.59
Approximate Weighted Average Remaining Term (in months)	362.15		361.16		344.79		335.32		346.3		337.86
Approximate Weighted Average Loan-To-Value Ratio	72.27%		73.32%		71.33%		71.19%		73.55%		72.33%
Approximate Weighted Average Credit Score (2)	715.15		711.41		719.53		716.28		712.34		717.47
Minimum Credit Score (2)	502		515		407		404		443		558
Maximum Credit Score (2)	999		840		890		823		819		830

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	11,859	63.29%	51,205	64.58%	31,775	65.97%	14,490	68.78%	10,565	67.17%	8,644	67.15%
Duplex	968	5.45%	4,084	5.06%	2,785	5.76%	1,052	4.72%	528	2.75%	605	3.93%
Triplex	268	1.80%	1,091	1.59%	661	1.60%	298	1.41%	194	0.97%	454	2.92%
Fourplex	250	1.66%	1,069	1.56%	686	1.55%	382	1.75%	202	0.96%	541	3.42%
Townhouse	57	0.24%	384	0.44%	237	0.39%	243	0.74%	22	0.10%	12	0.09%
Low Rise Condominium - 1-3 Stories	1,657	6.91%	7,321	7.55%	3,730	6.62%	1,463	6.04%	1,349	6.98%	824	4.79%
Planned Unit Development	3,638	20.06%	13,753	18.18%	7,129	16.84%	3,204	15.89%	2,842	20.33%	1,973	16.85%
Housing Cooperative	23	0.07%	127	0.11%	234	0.32%	113	0.39%	91	0.26%	118	0.59%
Other	90	0.51%	653	0.93%	439	0.95%	64	0.28%	77	0.48%	44	0.28%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	6,256	31.48%	32,692	37.40%	21,773	43.32%	9,683	43.37%	6,444	41.41%	5,918	40.92%
Rate/Term Refinance	4,636	26.65%	13,113	17.80%	7,411	14.86%	4,642	23.17%	4,478	28.47%	3,649	30.74%
Cash Out Refinance	7,918	41.87%	33,882	44.80%	18,487	41.81%	6,970	33.45%	4,948	30.12%	3,648	28.34%
Other	0	0.00%	0	0.00%	5	0.02%	14	0.02%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	68	0.22%	305	0.21%	190	0.23%	136	0.37%	36	0.11%	41	0.26%
Alaska	10	0.03%	42	0.04%	27	0.05%	7	0.03%	6	0.02%	1	0.01%
Arizona	1,017	4.54%	4,553	4.85%	2,826	5.20%	1,162	4.48%	605	3.00%	269	1.81%
Arkansas	17	0.04%	256	0.15%	303	0.34%	29	0.07%	10	0.06%	39	0.15%
California	7,013	47.88%	25,195	44.50%	11,109	34.39%	5,097	35.10%	7,056	55.88%	3,637	37.48%
Colorado	470	1.95%	2,018	2.06%	1,694	3.26%	855	4.10%	677	3.70%	401	3.16%
Connecticut	159	0.93%	753	0.85%	475	1.00%	214	1.30%	127	0.96%	174	1.40%
Delaware	28	0.12%	145	0.14%	94	0.16%	24	0.09%	9	0.04%	10	0.06%
District Of Columbia	31	0.16%	136	0.21%	82	0.19%	37	0.24%	38	0.28%	31	0.29%
Florida	1,809	7.74%	8,525	8.96%	3,795	6.79%	1,556	5.66%	814	3.61%	853	4.71%
Georgia	256	0.96%	1,609	1.36%	993	1.53%	663	2.15%	399	2.16%	400	2.45%
Hawaii	88	0.62%	590	1.13%	320	1.05%	96	0.58%	25	0.13%	88	0.74%
Idaho	157	0.52%	465	0.40%	286	0.41%	146	0.35%	102	0.35%	78	0.38%
Illinois	691	3.19%	3,115	3.17%	1,940	3.61%	638	2.99%	303	1.64%	292	2.36%
Indiana	89	0.25%	446	0.23%	435	0.46%	114	0.33%	39	0.13%	89	0.50%
Iowa	32	0.08%	169	0.09%	164	0.17%	35	0.11%	10	0.03%	23	0.08%
Kansas	45	0.10%	322	0.20%	447	0.57%	72	0.25%	27	0.09%	113	0.45%
Kentucky	39	0.09%	231	0.13%	242	0.28%	67	0.17%	15	0.05%	55	0.25%
Louisiana	62	0.17%	253	0.15%	203	0.27%	87	0.28%	28	0.10%	157	0.74%
Maine	45	0.14%	210	0.17%	117	0.18%	55	0.19%	23	0.10%	62	0.36%
Maryland	470	2.50%	1,850	2.35%	927	2.09%	358	1.69%	285	1.59%	263	2.21%
Massachusetts	395	2.11%	1,460	1.86%	869	2.12%	542	3.31%	235	1.47%	461	4.10%
Michigan	248	0.80%	1,717	1.24%	1,175	1.67%	220	0.82%	220	0.85%	322	1.72%
Minnesota	193	0.75%	978	0.90%	708	1.27%	364	1.54%	80	0.41%	194	1.30%
Mississippi	16	0.04%	88	0.05%	10	0.01%	4	0.01%	6	0.02%	38	0.18%
Missouri	161	0.52%	1,106	0.70%	1,177	1.46%	226	0.67%	55	0.17%	118	0.58%
Montana	37	0.12%	143	0.14%	232	0.44%	56	0.16%	43	0.13%	45	0.26%
Nebraska	24	0.05%	135	0.07%	192	0.22%	26	0.07%	10	0.04%	11	0.05%
Nevada	499	2.35%	1,949	2.36%	831	1.84%	1,108	4.93%	211	0.99%	288	1.72%
New Hampshire	56	0.23%	371	0.37%	313	0.62%	135	0.56%	41	0.22%	104	0.63%
New Jersey	441	2.38%	2,264	2.94%	1,256	2.98%	472	2.52%	318	2.03%	374	2.98%
New Mexico	101	0.37%	478	0.38%	431	0.64%	195	0.65%	58	0.24%	99	0.55%
New York	741	4.86%	2,891	4.36%	2,461	6.74%	822	5.56%	776	4.70%	687	6.31%
North Carolina	203	0.64%	1,152	0.88%	783	1.10%	354	1.31%	334	1.58%	202	1.33%
North Dakota	12	0.03%	31	0.02%	46	0.04%	8	0.02%	1	0.00%	6	0.02%
Ohio	128	0.39%	1,047	0.60%	977	1.19%	263	0.73%	127	0.40%	381	1.56%
Oklahoma	40	0.09%	256	0.14%	213	0.21%	101	0.27%	37	0.11%	48	0.21%
Oregon	495	2.08%	1,492	1.49%	1,195	2.10%	801	2.62%	512	2.09%	255	1.72%
Pennsylvania	228	0.70%	984	0.73%	892	1.21%	301	1.06%	195	0.80%	482	2.28%
Rhode Island	46	0.23%	325	0.34%	175	0.32%	66	0.30%	27	0.14%	133	0.71%
South Carolina	82	0.32%	513	0.40%	288	0.46%	182	0.74%	105	0.55%	84	0.57%
South Dakota	9	0.02%	99	0.06%	209	0.24%	5	0.01%	5	0.01%	10	0.04%
Tennessee	83	0.23%	533	0.37%	461	0.54%	128	0.38%	101	0.38%	155	0.74%
Texas	688	2.01%	2,989	1.97%	2,447	3.11%	1,370	3.54%	394	1.62%	623	3.28%
Utah	226	1.01%	774	0.72%	530	0.81%	273	0.92%	213	0.99%	172	0.99%
Virginia	340	1.95%	1,759	2.44%	877	2.27%	346	1.83%	255	1.62%	310	2.63%
Vermont	10	0.03%	82	0.07%	63	0.11%	54	0.20%	5	0.01%	15	0.08%
Washington	635	3.21%	2,316	2.63%	1,670	3.29%	1,271	4.24%	800	4.17%	430	3.18%
Wisconsin	56	0.17%	436	0.31%	423	0.61%	148	0.45%	57	0.19%	59	0.30%
West Virginia	16	0.05%	76	0.06%	46	0.07%	13	0.03%	8	0.01%	20	0.06%
Wyoming	5	0.02%	55	0.04%	57	0.08%	7	0.03%	7	0.02%	12	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.